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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2002

IMH ASSETS CORP. (as depositor under an Indenture, dated as of April 29, 2002, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2002-2)


                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)


          CALIFORNIA                333-83600                    33-0705301
          ----------                ---------                    ----------
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)

1401 Dove Street
Newport Beach, California                                           92660
-------------------------                                           -----
(Address of Principal                                             (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600


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



Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

         On April 29, 2002, a single series of bonds, entitled IMH Assets Corp., Collateralized Asset- Backed Bonds, Series 2002-2(the "Bonds"), were issued pursuant to an indenture, dated as of April 29, 2002 (the "Agreement"), between Impac CMB Trust Series 2002-2, a Delaware business trust, as Issuer (the "Issuer"), and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee").

         On April 30, 2002, following the closing of the initial issuance of the Bonds, the Indenture Trustee purchased from the Company certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $27,616,113.94 with funds on deposit in the pre-funding account (the "Pre-Funding Account") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Indenture Trustee pursuant to a Subsequent Transfer Instrument, dated April 30, 2002, between the Company and the Indenture Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Item 5.           Other Events.
                  ------------

Description of the Mortgage Pool

         The Bonds, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate first lien and fixed-rate second lien mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Subsequent Transfer Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of initial Mortgage Loans having an aggregate principal balance of approximately $472,381,605.02 as of April 1, 2002 and (ii) the Pre-Funding Account, which contained approximately $27,618,394.98.

         As more fully described above, on April 30, 2002, the Company purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Account.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of April 1, 2002, with respect to the Mortgage Loans, including the Subsequent Mortgage Loans.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


      EXHIBIT NO.         DESCRIPTION
      -----------         -----------

          4.2 Subsequent Transfer Instrument, dated as of April 30, 2002 between IMH Assets Corp. as Company and Bankers Trust Company of California, N.A., as Indenture Trustee.

          99.1 Characteristics of the Mortgage Pool as of April 1, 2002, relating to IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2002-2.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               IMH ASSETS CORP.

                                               By: /s/ Richard J. Johnson
                                                  ----------------------------
                                               Name:   Richard J. Johnson
                                               Title:  Chief Financial Officer

Dated: May 15, 2002

                                  EXHIBIT INDEX



Exhibit Number                      Description
--------------                      -----------

4.2 Subsequent Transfer Instrument, dated April 30, 2002, between IMH Assets Corp., as company, and Bankers Trust Company of California, N.A. as indenture trustee of the IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2002-2, as purchaser.

99.1 Characteristics of the Mortgage Pool as of April 1, 2002, relating to IMH Assets Corp., Collateralized Asset-Backed, Series 2002-2.

                                   Exhibit 4.2
                                   -----------


                         SUBSEQUENT TRANSFER INSTRUMENT

         Pursuant to this Subsequent Transfer Instrument, dated April 30, 2002 (the "Instrument"), between IMH Assets Corp. as Company (the "Company"), and Deutsche Bank National Trust Company as indenture trustee of the IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2002-2, as purchaser (the "Indenture Trustee"), and pursuant to the Indenture, dated as of April 29, 2002 (the "Indenture"), between Impac CMB Trust Series 2002-2, as issuer (the "Issuer") and the Indenture Trustee as indenture trustee, the Company and the Indenture Trustee agree to the sale by the Company and the purchase by the Indenture Trustee in trust, on behalf of the Trust, of the Subsequent Mortgage Loans on the attached Schedule 1 of Mortgage Loans (the "Subsequent Mortgage Loans").

                           Capitalized terms used but not otherwise defined
herein shall have the meanings set forth in the Indenture.

                           Section 1.       Conveyance of Subsequent Mortgage
                                            Loans.
                                            ---------------------------------

                           (a) The Company does hereby sell, transfer, assign,
set over and convey to the Indenture Trustee in trust, on behalf of the Trust, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, and including all amounts due on the Subsequent Mortgage Loans after the related Subsequent Cut-off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.05 of the Indenture; provided, however that the Company reserves and retains all right, title and interest in and to amounts due on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The Company, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Indenture Trustee each item set forth in Section 2.05 of the Indenture. The transfer to the Indenture Trustee by the Company of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Company, the Master Servicer, the Indenture Trustee and the Bondholders to constitute and to be treated as a sale by the Company to the Trust Fund.

                           (b) The Company, concurrently with the execution and
delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Indenture Trustee without recourse for the benefit of the Bondholders all the right, title and interest of the Company, in, to and under the Subsequent Mortgage Loan Sale and Contribution Agreement, dated April 30, 2002, between the Company, as purchaser, and Impac Mortgage Holdings, Inc., as seller (the "Purchase Agreement").

                           (c) Additional terms of the sale are set forth on
Attachment A hereto.

                           Section 2. Representations and Warranties; Conditions Precedent.
                                            -------------------------------

                           (a) The Company hereby confirms that each of the
conditions precedent and the representations and warranties set forth in Section
2.05 of the Indenture are satisfied as of the date hereof.

                           (b) All terms and conditions of the Indenture are
hereby ratified and confirmed; provided, however, that in the event of any conflict, the provisions of this Instrument shall control over the conflicting provisions of the Indenture.

                           Section 3.       Recordation of Instrument.
                                            -------------------------

                           To the extent permitted by applicable law, this
Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Bondholders' expense on direction of the related Bondholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Bondholders or is necessary for the administration or servicing of the Subsequent Mortgage Loans.

                           Section 4.       Governing Law.
                                            -------------

                           This Instrument shall be construed in accordance with
the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

                           Section 5.       Counterparts.
                                            ------------

                           This Instrument may be executed in one or more
counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

                           Section 6.       Successors and Assigns.
                                            ----------------------

                           This Instrument shall inure to the benefit of and be
binding upon the Company and the Indenture Trustee and their respective successors and assigns.

IMH ASSETS CORP.

By:      /s/ Richard J. Johnson
         -------------------------------------
Name:    Richard J. Johnson
Title:   Chief Financial Officer




DEUTSCHE BANK NATIONAL
TRUST COMPANY, not in its individual
capacity but solely as Indenture Trustee for the Trust.

By:      /s/ James Noriega
         ----------------------------------------
Name:    James Noriega
Title:   Associate